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         EXHIBIT 99(A) CERTIFICATION OF CHIEF FINANCIAL OFFICER (SS.906)


      I, John B. Devlin, Chief Financial Officer of Raytech Corporation (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

      1. The quarterly report on Form 10-Q of the Company for the period ended September 29, 2002 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in such Form 10-Q fairly presents, in accordance with United States generally accepted accounting principles, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, I have executed this Certification this 13th day of November, 2002.

                                                 /s/JOHN B. DEVLIN
                                                 ---------------------------
                                                 John B. Devlin
                                                 Vice President, Treasurer
                                                 and Chief Financial Officer


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